--------------------------------------------------------------------------------


                         UNIVERSAL CAPITAL GROWTH FUND
                         -----------------------------

                                 ANNUAL REPORT

                               SEPTEMBER 30, 1999

--------------------------------------------------------------------------------

UNIVERSAL CAPITAL GROWTH FUND
100 S. WACKER DRIVE
SUITE 2100
CHICAGO, IL  60606
(800) 969-9676

--------------------------------------------------------------------------------

                                                               November 17, 1999

Dear Shareholder,

We at Graver, Bokhof, Goodwin & Sullivan would like to thank shareholders of the Universal Capital Growth Fund (the "Fund") for their support. We are pleased to report the Fund's total return, based upon net asset value, exceeded that of the S&P 500R Stock Index (the "S&P 500") for the fiscal year. We are particularly proud of these results given the highly volatile and selective nature of the stock market during this time period when most stocks' and fund managers' returns were below that of the S&P 500.

The Fund recorded a total return of 29.5%, gross of sales charges, for the fiscal year ended September 30, 1999. The Fund's investment results and those of the S&P 500 are summarized in the following table:


                               TOTAL RETURNS<F1>
                               September 30, 1999

--------------------------------------------------------------------------------
                                                                      Inception
                     Quarter   6 Months   1 Year   3 Years   5 Years   1/22/91
--------------------------------------------------------------------------------
Universal Capital
Growth Fund          -9.3%     -0.5%     29.5%     23.7%     22.9%     17.0%
--------------------------------------------------------------------------------
S&P 500
Stock Index          -6.2%      0.4%     27.8%     25.1%     25.0%     19.7%
--------------------------------------------------------------------------------

<F1> Returns, except for the quarter and 6 months, represent average annual returns as of September 30, 1999. All returns include the reinvestment of dividends but exclude sales charges. Past performance is not indicative of future performance. Investment and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than original cost. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. Please refer to the performance chart on the following page. Graver, Bokhof, Goodwin & Sullivan assumed management of the Fund on August 15, 1997.

The fiscal year ended September 30, 1999 can once again be characterized as one of extreme price volatility for both the market and the Fund. The recovery of stock prices from the lows of October 1998 was quick and surprising to most. Thanks to the swift action by the Federal Reserve Board to cut rates and increase money supply during last fall's global financial crises, economic activity and corporate earnings were reinvigorated. Combined with a low level of inflation and interest rates, the stage was set for all time high stock prices. By early summer most stock indices had reached new highs. On the heels of an accelerating economy even the cyclical stock component of the Dow Jones Industrial Average was rebounding sharply. This broader advance was short lived, however, as soaring stock prices caused Fed Chairman Alan Greenspan to voice caution about an overheated economy and the potential for rising inflation. The direction of interest rates would soon be headed higher as the Fed sought to reverse the liquidity injected into the monetary system last fall. Three consecutive rate increases have since occurred, returning rates to the level that existed before last fall's crises. In reaction to the change in direction for rates, stock prices spent much of the third calendar quarter moving lower. The breadth of participation of rising stocks, already extremely narrow by historical standards, got even worse. By September 30, about the only stocks still rising were in the technology and information processing areas. Away from technology, 84% of all S&P 500 stocks were down at least 10% from their 12 month high and 60% were down over 20%. Even in the technology area a handful of large capitalization and numerous recent initial public offerings of "dot.com's" dominated the price move. The increasingly narrow market breadth has made it more difficult to achieve above average returns while also attempting to manage risk through a diversified portfolio of stocks.

Within the Fund's diversified portfolio we attempt to apply a prudent degree of concentration to enhance performance. Not surprisingly, technology was a major contributor to this fiscal year's success. Some of our larger gains occurred in stocks such as: Netb@nk, Cisco Systems, Tellabs, Lexmark International, Microsoft and IBM. With the exception of Netb@nk, which is an Internet banker, the major gains were in the technology sector. At fiscal year-end the technology group comprised about 37% of the portfolio's assets. Other contributors to the Fund's performance included: Amgen and Eli Lilly in healthcare, as well as Merrill Lynch, Morgan Stanley Dean Witter and Wells Fargo in the financial services sector. The healthcare and financial services sectors currently account for 20% and 13% of the portfolio's assets, respectively. Stocks in which we took losses include:
Household International, Health Management Associates, Maytag, McKesson Corp., Saks and Sterling Commerce.

As we move into the new millennium, stock prices have once again begun to rise sharply. Volatility and narrow market breadth are still key components of day to day stock price fluctuations. Our outlook calls for a slowing of economic activity as we move into the New Year. Recent interest rate hikes and concerns about Y2K glitches will likely help moderate consumer spending. A temporary easing of economic growth would not necessarily be bad for the stock and bond markets, as it would eventually lead to an environment of more stable and sustainable economic growth.

As in the past, we will continue to focus our attention on identifying good quality growth companies with reasonable valuations while emphasizing those sectors and industries with the most appreciation potential.

All of us at Graver, Bokhof, Goodwin & Sullivan thank you for your confidence and trust and wish you a healthy and prosperous 2000.

Sincerely,

/s/Andrew J. Goodwin, III

Andrew J. Goodwin, III
President

- The views expressed in this report reflect those of the investment adviser as of November 17, 1999 and those views are subject to change at any time based upon market and other conditions. The Fund holdings may change due to ongoing management and references to specific investments should not be construed as a recommendation of the Fund or its Adviser.


             GROWTH OF $10,000 INVESTMENT

                  Universal Capital        S&P 500
                     Growth Fund         Stock Index
                  -----------------   -----------------
1/22/91                  9,452              10,000
9/30/91                 10,548              11,984
9/30/92                 11,001              13,308
9/30/93                 12,337              15,038
9/30/94                 13,257              15,592
9/30/95                 18,278              20,230
8/30/96                 19,631              24,344
9/30/97                 26,745              34,190
9/30/98                 28,649              37,283
9/30/99                 37,123              47,650

This chart assumes an initial gross investment of $10,000 made on 1/22/91 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund's performance graph includes deduction of the 5.5% front-end load. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.


-------------------------------
       TOTAL RETURN<F1>
  with 5.5% sales load effect
-------------------------------
1 year                    22.4%
-------------------------------
5 year                    21.5%
-------------------------------
Since inception           16.3%
-------------------------------

<F1> Represent average annual returns.


Dreher & Associates, Inc. as Distributor

                         UNIVERSAL CAPITAL GROWTH FUND


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999


                                                        SHARES       VALUE
                                                        ------      ------

COMMON STOCKS                               92.65%
--------------------------------------------------

AEROSPACE AND DEFENSE                        2.69%
United Technologies Corporation                          8,000     $474,500

BANKS                                        5.98%
MBNA Corporation                                        15,000      342,187
Net.b@nk, Inc.<F1>                                       9,000      199,125
Wells Fargo & Company                                   13,000      515,125
                                                                 ----------
                                                                  1,056,437

COMPUTERS                                    4.12%
International Business Machines Corporation              6,000      728,250

COMPUTER NETWORKS                            4.65%
Cisco Systems, Inc.<F1>                                 12,000      822,750

COMPUTER SOFTWARE                            6.93%
BMC Software, Inc.<F1>                                   7,000      500,938
Microsoft Corporation<F1>                                8,000      724,500
                                                                 ----------
                                                                  1,225,438

CONSUMER PRODUCTS                            2.12%
Procter & Gamble Company (The)                           4,000      375,000

DIVERSIFIED MISCELLANEOUS                    2.92%
Tyco International Ltd.                                  5,000      516,250

ELECTRICAL EQUIPMENT                         2.68%
General Electric Company                                 4,000      474,250

ELECTRONIC PRODUCTS & COMPONENTS            11.99%
American Power Conversion Corporation<F1>               30,000      570,000
Intel Corporation                                       10,000      743,125
Lexmark International Group, Inc.,
  Class A<F1>                                           10,000      805,000
                                                                 ----------
                                                                  2,118,125

ENERGY                                       3.48%
Halliburton Company                                     15,000      615,000

<F1> Non-income producing
See Notes to the Financial Statements

SEPTEMBER 30, 1999

                                                        SHARES       VALUE
                                                        ------      ------

COMMON STOCKS (CONTINUED)                   92.65%
--------------------------------------------------

FINANCE & FINANCIAL SERVICES                 7.26%
American International Group, Inc.                       5,000     $434,688
Merrill Lynch & Co., Inc.                                6,000      403,125
Morgan Stanley Dean Witter & Co.                         5,000      445,937
                                                                 ----------
                                                                  1,283,750

HEALTHCARE                                  12.06%
Amgen Inc.<F1>                                           9,000      733,500
Boston Scientific Corporation<F1>                       15,000      370,312
Johnson & Johnson                                        5,000      459,375
Medtronic, Inc.                                         16,000      568,000
                                                                 ----------
                                                                  2,131,187

PHARMACEUTICALS                              9.45%
Abbott Laboratories                                      9,000      330,750
Eli Lilly and Company                                    6,000      384,000
Merck & Co., Inc.                                        7,200      466,650
Schering-Plough Corporation                             11,200      488,600
                                                                 ----------
                                                                  1,670,000

RETAIL                                       5.08%
Lowe's Companies, Inc.                                   8,000      390,000
Walgreen Co.                                            20,000      507,500
                                                                 ----------
                                                                    897,500

SERVICES                                     2.16%
Outback Steakhouse, Inc.<F1>                            15,000      382,031

TELECOMMUNICATIONS                           9.08%
ADC Telecommunications, Inc.<F1>                         8,000      335,500
MCI WorldCom, Inc.<F1>                                   8,951      643,353
Tellabs, Inc.<F1>                                       11,000      626,313
                                                                 ----------
                                                                  1,605,166
                                                                 ----------

TOTAL COMMON STOCKS
(Cost $9,576,313)                                                16,375,634
                                                                 ----------


<F1> Non-income producing
See Notes to the Financial Statements

SEPTEMBER 30, 1999


                                                        SHARES       VALUE
                                                        ------      ------

RIGHTS                                       0.00%
--------------------------------------------------

U.S. Surgical, 9/23/00<F1>                                   7         $550
                                                                 ----------

Total Rights
(Cost $0)                                                               550
                                                                 ----------

                                                      PRINCIPAL
                                                        AMOUNT
                                                      ---------

SHORT-TERM INVESTMENTS                      10.99%
--------------------------------------------------

MONEY MARKET                                10.99%
UMB Bank, n.a. Money Market Fiduciary               $1,942,628    1,942,628
                                                                 ----------

TOTAL MONEY MARKET                                                1,942,628
                                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $1,942,628)                                                 1,942,628
                                                                 ----------

                                                      Number of
                                                      Contracts
                                                      ---------

PUT OPTIONS PURCHASED                        1.15%
--------------------------------------------------

  S&P 500 Index 1350, expiring December 1999                25      202,500
                                                                 ----------

  TOTAL PUT OPTIONS PURCHASED
  (COST $150,150)                                                   202,500
                                                                 ----------

  TOTAL INVESTMENTS                        104.79%
  (COST $11,669,091)                                             18,521,312

  LIABILITIES LESS OTHER ASSETS            (4.79)%                (846,569)
                                                                 ----------

  NET ASSETS                               100.00%              $17,674,743
                                                                 ==========

<F1> Non-income producing
See Notes to the Financial Statements

                     UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

ASSETS:
Investments at value (cost $11,669,091)                    $18,521,312
Dividends and interest receivable                                8,927
Prepaid expenses and other assets                                4,713
Capital shares receivable                                          246
                                                         -------------
Total Assets                                                18,535,198
                                                         -------------

LIABILITIES:
Payable for investment securities purchased                    792,319
Accrued distribution fees                                       23,708
Payable to Adviser                                              12,072
Other accrued expenses                                          32,356
                                                         -------------
Total Liabilities                                              860,455
                                                         -------------
NET ASSETS                                                 $17,674,743
                                                         =============
NET ASSETS CONSIST OF:
Paid-in-capital                                              9,758,743
Accumulated net realized gain
  on investments                                             1,063,779
Net unrealized appreciation
  on investments                                             6,852,221
                                                         -------------
TOTAL NET ASSETS                                           $17,674,743
                                                         =============

NET ASSET VALUE PER SHARE
  ($17,674,743 DIVIDED BY
   795,729 SHARES OUTSTANDING)                                  $22.21
                                                                ======

MAXIMUM OFFERING PRICE
  PER SHARE
  (NET ASSET VALUE, PLUS 5.82% OF NET
  ASSET VALUE OR 5.50% OF OFFERING PRICE)                       $23.50
                                                                ======



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME:
Dividend income                                                $84,030
Interest income                                                 44,391
                                                         -------------
                                                               128,421
                                                         -------------

EXPENSES:
Investment advisory fees                                       172,359
Distribution fees                                               86,180
Transfer agent fees and expenses                                26,408
Legal fees                                                      17,217
Audit fees                                                      14,902
Fund accounting fees                                            13,740
Federal and state registration fees                             12,054
Reports to shareholders                                         11,072
Custody fees                                                    10,975
Trustees' fees and expenses                                      7,945
Other                                                            3,353
                                                         -------------

Total expenses before waiver                                   376,205
Waiver of investment advisory fees                            (31,486)
                                                         -------------
Net expenses                                                   344,719
                                                         -------------

Net investment loss                                          (216,298)
                                                         -------------

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                             1,063,779
Change in net unrealized appreciation
  on investments                                             3,214,680
                                                         -------------

Net gain on investments                                      4,278,459
                                                         -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                  $ 4,062,161
                                                         =============


See Notes to the Financial Statements

                         UNIVERSAL CAPITAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                      YEAR ENDED            YEAR ENDED
                                  SEPTEMBER 30, 1999    SEPTEMBER 30, 1998
                                  ------------------    ------------------

OPERATIONS:
Net investment loss                   $(216,298)              $(148,469)
Net realized gain
  on investments                       1,063,779               1,402,832
Change in net unrealized
  appreciation on
  investments                          3,214,680               (332,626)
                                      ----------              ----------
Net increase in net
  assets resulting
  from operations                      4,062,161                 921,737
                                      ----------              ----------

DISTRIBUTIONS:
Net realized gains                   (1,399,939)               (355,252)
                                      ----------              ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from 38,445 and 58,241
  shares issued, respectively            871,272               1,125,668
Net asset value of 71,994 and
  19,566 shares issued to
  holders in reinvestment of
  dividends, respectively              1,375,088                 345,153
Cost of 52,497 and 58,235 shares
  redeemed, respectively             (1,144,818)             (1,120,802)
                                      ----------              ----------
Net increase from capital
  transactions                         1,101,542                 350,019
                                      ----------              ----------

TOTAL INCREASE IN NET ASSETS           3,763,764                 916,504

NET ASSETS:
Beginning of year                     13,910,979              12,994,475
                                      ----------              ----------

End of year                          $17,674,743             $13,910,979
                                      ==========              ==========

See Notes to the Financial Statements

                         UNIVERSAL CAPITAL GROWTH FUND


FINANCIAL HIGHLIGHTS


                                           Year Ended September 30,
                                 1999      1998    1997<F1>    1996      1995
                               --------  --------  --------  --------  --------
NET ASSET VALUE,
BEGINNING OF YEAR              $18.86    $18.09    $14.99    $16.28    $12.47

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss            (0.27)    (0.21)    (0.08)    (0.10)    (0.10)
Net realized and unrealized
  gain on investments            5.54      1.46      4.97      1.14      4.54
                               ------    ------    ------    ------    ------

TOTAL FROM INVESTMENT
OPERATIONS                       5.27      1.25      4.89      1.04      4.44
                               ------    ------    ------    ------    ------

LESS DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net realized gains             (1.92)    (0.48)    (1.79)    (2.33)    (0.63)
                               ------    ------    ------    ------    ------

NET ASSET VALUE, END OF YEAR   $22.21    $18.86    $18.09    $14.99    $16.28
                               ======    ======    ======    ======    ======

TOTAL RETURN<F2>               29.54%     7.12%    36.24%     7.40%    37.87%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses
  to average net assets<F3>     2.00%     2.00%     2.00%     2.00%     2.00%
Ratio of net investment loss
  to average net assets<F3>   (1.26)%   (1.03)%   (0.48)%   (0.67)%   (0.77)%
Portfolio turnover rate         71.1%     58.1%     49.2%    262.1%    157.6%

Net assets,
  end of year (in 000's)      $17,675   $13,911   $12,994   $11,124    $8,149


<F1> On August 15, 1997, the adviser changed to Graver, Bokhof, Goodwin &
     Sullivan from Integrated Financial Services, Inc.
<F2> The total return calculation does not reflect any sales load imposed on the purchase of shares.
<F3> After waiver of investment adviser fees and earnings credits of the custodian of 0.18%, 0.37%, 0.50%, 0.35% and 0.66% of average net assets for 1999, 1998, 1997, 1996 and 1995.

See Notes to the Financial Statements

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), the only series of the Trust currently offered, commenced selling shares to the public on January 22, 1991 (commencement of operations).

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

OPTION CONTRACTS. The Fund purchases put option contracts to hedge portfolio investments. Option contracts are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 1999, the Fund reduced paid-in-capital by $216,298 for the current period's net investment loss.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreements.

2. TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Graver, Bokhof, Goodwin & Sullivan (the "Adviser"), the Fund pays an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the year ended September 30, 1999, the Fund incurred investment advisory fees of $172,359 under this agreement.

The agreement provides for the waiver of expenses from the Adviser through December 31, 2000 should the Fund's normal operating expenses exceed 2.00% of average daily net assets. During the year ended September 30, 1999, the Adviser waived $31,486 of its investment advisory fee.

While serving as distributor, Dreher & Associates, Inc. (the "Distributor") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays the Distributor a monthly service fee of .25% and a monthly sales compensation fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the year ended September 30, 1999, the Fund incurred distribution fees of $86,180. The Distributor received commissions of $6,008 from sale of the Fund's shares during the year ended September 30, 1999, all of which were paid to brokers affiliated with the Fund.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the year ended September 30, 1999, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $20,385. It is the Adviser's opinion that commission rates charged to the Fund by the Distributor are consistent with those charged to comparable unaffiliated customers in similar transactions.

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1999


3. INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $11,509,181 and $11,899,671 respectively, for the year ended September 30, 1999.

The cost basis of investments for federal income tax purposes at September 30, 1999 was $11,721,441. At September 30, 1999, on a tax basis, gross unrealized appreciation was $6,955,377, gross unrealized depreciation was $155,506 and net unrealized appreciation was $6,799,871.


--------------------------------------------------------------------------------

                               FEDERAL TAX STATUS
                               OF 1999 DIVIDENDS

INCOME AND CAPITAL GAIN DIVIDENDS PAID TO YOU, WHETHER RECEIVED IN CASH OR REINVESTED IN SHARES, MUST BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURN AND MUST BE REPORTED BY THE FUND TO THE INTERNAL REVENUE SERVICE IN ACCORDANCE WITH U.S. TREASURY DEPARTMENT REGULATIONS.

NONE OF THE DIVIDENDS PAID BY THE FUND QUALIFY FOR THE 70% DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CERTAIN CORPORATE SHAREHOLDERS.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Graver, Bokhof, Goodwin & Sullivan
South Wacker Drive, Suite 2100
Chicago, Illinois 60606
(800) 969-9676

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181
(630) 932-3000

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI 53202
(800) 537-3446

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

This report is submitted for the general information of shareholders of the Universal Capital Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The prospectus gives details about charges, investment objectives, risks and operation policies of the Fund. Read the prospectus carefully.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Universal Capital Growth Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Universal Capital Growth Fund as of September 30, 1999, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Universal Capital Growth Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1995, in conformity with generally accepted accounting principles.



Chicago, Illinois
October 22, 1999